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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 12, 2003




                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                      0-21625                  41-1782300
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


           8091 Wallace Road, Eden Prairie, MN                     55344
        (Address of principal executive offices)                (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On September 12, 2003, Famous Dave's of America, Inc. issued a press release announcing that President Bush Intends to nominate David W. Anderson as Assistant Secretary of the U.S. Department of Interior, Indian Affairs.
If confirmed by the Senate, Mr. Anderson will step down as Chairman of the Board. K. Jeffrey Dahlberg will continue in his role as Vice Chairman.
A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           99.1 Famous Dave's of America, Inc. Press Release dated September 12, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FAMOUS DAVE'S OF AMERICA, INC.


Date: September 12, 2003                      By: /s/ David Goronkin
                                                  -----------------------------
                                                  Name: David Goronkin
                                                  Title: Chief Executive Officer